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                                                                   Exhibit 23.1



                CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-61557) pertaining to the Employee Stock Purchase Plan of Dunn Computer Corporation (a Virginia corporation), with respect to the consolidated financial statements and schedules of Dunn Computer Corporation included in the Annual Report (Form 10-K) for the year ended October 31, 1998.


                                                   /s/ Ernst & Young, LLP

Vienna, Virginia
February 10, 1999